Exhibit 99.1
Cloudera Reports Second Quarter Fiscal 2022 Financial Results and Leadership Transitions

SANTA CLARA, Calif., August 30, 2021 — Cloudera, Inc. (NYSE: CLDR), the enterprise data cloud company, reported results for its second quarter of fiscal 2022, ended July 31, 2021. Total revenue for the second quarter was $236.1 million, an increase of 10% as compared to the second quarter of fiscal 2021. Subscription revenue was $213.3 million, an increase of 11% as compared to the second quarter of fiscal 2021. Annualized Recurring Revenue grew 13% year-over-year.

“Excellent fiscal second quarter performance, including strong ARR growth, was driven by continued adoption of our CDP hybrid and multi-cloud solution-set,” said Rob Bearden, chief executive officer of Cloudera. “We are also pleased to announce that shareholders have approved our proposed transaction with CD&R and KKR, which we believe will accelerate our hybrid data cloud strategy and enable further investment in product innovation.”

Separately, Cloudera today announced that Chief Financial Officer, Jim Frankola, will transition from his role as CFO to a newly created position, Strategic Advisor, upon closing of the transaction with CD&R and KKR. Kevin Cook, currently Senior Vice President, Finance will succeed Mr. Frankola as Chief Financial Officer.

“I greatly appreciate Jim’s professionalism, expertise and many contributions to Cloudera’s development and achievements over almost ten years of service,” said Mr. Bearden. “I thank Jim for his dedication to Cloudera and being a valued colleague to me, and I look forward to working with him in his new role. I also look forward to continuing to work with Kevin to drive Cloudera’s growth, financial and strategic objectives.”

In addition, it was announced that Chief Product Officer, Arun Murthy, will depart Cloudera effective immediately.

Second Quarter Fiscal 2022 Results

•GAAP loss from operations for the second quarter of fiscal 2022 was $32.9 million, compared to $36.5 million for the second quarter of fiscal 2021
•Non-GAAP income from operations for the second quarter of fiscal 2022 was $44.5 million, compared to $29.8 million for the second quarter of fiscal 2021
•Operating cash flow for the second quarter of fiscal 2022 was negative $12.2 million, compared to $32.4 million for the second quarter of fiscal 2021
•GAAP net loss per share for the second quarter of fiscal 2022 was $0.11 per share, compared to $0.12 per share for the second quarter of fiscal 2021
•Non-GAAP net income per share for the second quarter of fiscal 2022 was $0.15 per share, compared to $0.10 per share for the second quarter of fiscal 2021

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading Non-GAAP Financial Measures.

As of July 31, 2021, Cloudera had total cash, cash equivalents, marketable securities and restricted cash of $796.1 million.

Recent Business and Financial Highlights

•Annualized Recurring Revenue at the conclusion of the second quarter of fiscal 2022 was $832 million, representing 13% year-over-year growth
•GAAP subscription gross margin for the quarter was 88%, up from 85% in the second quarter of fiscal 2021
•Non-GAAP subscription gross margin for the quarter was 91%, up from 89% in the second quarter of fiscal 2021
•CDP Private Cloud 7.1.7 became generally available
•Cloudera selected by LG Uplus to strengthen its 5G market leadership position
•CDP DataFlow for the Public Cloud became available on AWS
•Cloudera to offer CDP on Alibaba Cloud in the Greater China Region
•Cloudera DataFlow won DBTA Readers' Choice Award for "Best Data Integration Solution"

Update on Transaction with Clayton, Dubilier & Rice and KKR

On June 1, 2021, Cloudera announced that it had entered into a definitive agreement to be acquired by affiliates of Clayton, Dubilier & Rice, LLC (CD&R) and Kohlberg Kravis Roberts & Co. L.P. (KKR). Please refer to the definitive proxy statement dated July 19, 2021 for additional details regarding the transaction. At the special meeting of stockholders of Cloudera held on August 25, 2021, Cloudera stockholders approved the proposed transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions, including receipt of regulatory approvals. Upon closing of the transaction, Cloudera will become a private company, and its common stock will no longer be listed on any public market.

Suspension of Guidance

Due to the announced transaction with CD&R and KKR, Cloudera will not provide financial guidance for the third quarter of fiscal 2022 and has suspended its financial guidance for the full year 2022.

About Cloudera

At Cloudera, we believe that data can make what is impossible today, possible tomorrow. We empower people to transform complex data into clear and actionable insights. Cloudera delivers an enterprise data cloud for any data, anywhere, from the Edge to AI. Powered by the relentless innovation of the open source community, Cloudera advances digital transformation for the world’s largest enterprises. Learn more at cloudera.com.

Important Information and Where to Find It

Information regarding the proposed transaction between Cloudera and affiliates of CD&R and KKR can be found in the definitive proxy statement filed on July 19, 2021 and subsequent SEC filings regarding the transaction, including, but not limited to, the Current Report on Form 8-K filed on August 18, 2021. Cloudera may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Cloudera may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Cloudera through the website maintained by the SEC at www.sec.gov, Cloudera’s investor relations website at https://investors.cloudera.com/home/default.aspx or by contacting the Cloudera investor relations department at the following:

Kevin Cook
investor-relations@cloudera.com
650-644-3900

Cautionary Statement Regarding Forward-Looking Statements About the Proposed Transaction

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Cloudera’s current expectations, estimates and projections and include statements about the expected date of closing of the proposed transaction, which is subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Cloudera’s business and other conditions to the completion of the transaction; (ii) conditions to the closing of the transaction may not be satisfied; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the outcome of any legal proceedings related to the transaction; (v) the failure by CD&R and KKR to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; (vi) potential litigation relating to the proposed transaction; and (vii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Cloudera’s response to any of the aforementioned factors. While the list of factors presented here is considered representative, such list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Cloudera’s financial condition, results of operations, or liquidity. Cloudera does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Connect with Cloudera

About Cloudera: cloudera.com/about-cloudera.html
Read our VISION blog: vision.cloudera.com/ and Engineering blog: blog.cloudera.com/
Follow us on Twitter: twitter.com/cloudera and LinkedIn: linkedin.com/cloudera/
Visit us on Facebook: facebook.com/cloudera
See us on YouTube: youtube.com/user/clouderahadoop
Join the Cloudera Community: community.cloudera.com
Read about our customers’ successes: cloudera.com/customers.html

Cloudera and associated marks are trademarks or registered trademarks of Cloudera, Inc. All other company and product names may be trademarks of their respective owners.

Non-GAAP Financial Measures

We report all financial information required in accordance with U.S. generally accepted accounting principles (GAAP). To supplement our unaudited and audited condensed consolidated financial statements presented in accordance with GAAP, we use certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of our operations as determined in accordance with GAAP. The non-GAAP financial measures used by us include non-GAAP cost of revenue-subscription, non-GAAP cost of revenue-services, non-GAAP subscription gross margin, non-GAAP services gross margin, non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating margin, and historical and forward-looking non-GAAP income/loss from operations, non-GAAP net income/loss, and non-GAAP net income/loss per share. These non-GAAP financial measures exclude stock-based compensation, extraordinary non-cash real estate impairment charges, and amortization of acquired intangible assets from our unaudited and audited condensed consolidated statement of operations.

For a description of these items, including the reasons why management adjusts for them, and reconciliations of historical non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying financial statement tables titled “Use of Non-GAAP Financial Information” as well as the related financial statement tables that precede it. We may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures we use.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results or future outlook. Management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results, as well as when planning, forecasting and analyzing future periods. We use these non-GAAP financial measures in conjunction with traditional GAAP measures to communicate with our board of directors concerning our financial performance. These non-GAAP financial measures also facilitate comparisons of our performance to prior periods.

Annualized Recurring Revenue

Annualized Recurring Revenue (“ARR”) is a performance metric, which we use to assess the health and trajectory of our business. ARR equals the annualized value of recurring subscription contracts with active entitlements as of the end of the period. ARR does not reflect non-recurring partner revenue, subscription revenue with certain related parties, custom engineering, remote operation and management services, or premium add-on support.

Cloudera, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Revenue:
Subscription	$213,300	$191,522	$413,956	$378,607
Services	22,757	22,814	46,384	46,189
Total revenue	236,057	214,336	460,340	424,796
Cost of revenue:(1) (2)
Subscription	25,457	27,929	49,049	56,565
Services	19,516	21,710	39,042	47,315
Total cost of revenue	44,973	49,639	88,091	103,880
Gross profit	191,084	164,697	372,249	320,916
Operating expenses:(1) (2)
Research and development	70,785	62,304	136,610	126,520
Sales and marketing	110,257	105,760	218,085	218,895
General and administrative	42,895	33,167	84,159	67,842
Total operating expenses	223,937	201,231	438,854	413,257
Loss from operations	(32,853)	(36,534)	(66,605)	(92,341)
Interest (expense) income, net	(3,621)	1,444	(7,104)	3,685
Other income (expense), net	26	980	(674)	(1,517)
Loss before provision for income taxes	(36,448)	(34,110)	(74,383)	(90,173)
Benefit (provision) for income taxes	3,243	(1,887)	777	(3,838)
Net loss	$(33,205)	$(35,997)	$(73,606)	$(94,011)
Net loss per share, basic and diluted	$(0.11)	$(0.12)	$(0.25)	$(0.32)
Weighted-average shares used in computing net loss per share, basic and diluted	294,330	300,103	293,447	297,724

(1) Amounts include stock-based compensation expense as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Cost of revenue – subscription	$4,162	$3,684	$8,454	$7,676
Cost of revenue – service	2,518	3,004	5,213	6,991
Research and development	22,506	17,057	43,767	36,881
Sales and marketing	16,024	14,031	31,879	29,854
General and administrative	13,339	8,841	27,860	18,653
Total stock-based compensation expense	$58,549	$46,617	$117,173	$100,055

(2) Amounts include amortization of acquired intangible assets as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Cost of revenue – subscription	$2,058	$3,080	$3,081	$6,159
Sales and marketing	16,725	16,596	33,353	33,193
Total amortization of acquired intangible assets	$18,783	$19,676	$36,434	$39,352

Cloudera, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	July 31, 2021	January 31, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$134,075	$298,672
Marketable securities	302,989	297,721
Accounts receivable, net	177,823	316,098
Deferred contract costs	49,347	53,048
Prepaid expenses and other current assets	29,907	32,382
Total current assets	694,141	997,921
Property and equipment, net	15,925	18,065
Marketable securities, non-current	355,684	173,281
Intangible assets, net	537,995	532,630
Goodwill	620,724	599,291
Deferred contract costs, non-current	24,112	31,170
Operating lease right-of-use assets	131,668	146,424
Other assets	10,498	9,819
TOTAL ASSETS	$2,390,747	$2,508,601
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,969	$2,713
Accrued compensation	56,463	56,643
Other accrued liabilities	30,331	30,196
Operating lease liabilities	23,152	19,574
Contract liabilities	475,853	553,983
Total current liabilities	587,768	663,109
Long-term debt	485,273	487,089
Operating lease liabilities, non-current	155,446	169,296
Contract liabilities, non-current	44,761	54,414
Other accrued liabilities, non-current	5,350	6,763
TOTAL LIABILITIES	1,278,598	1,380,671
STOCKHOLDERS’ EQUITY:
Common stock	15	15
Additional paid-in capital	2,835,956	2,776,690
Accumulated other comprehensive (loss) income	(861)	580
Accumulated deficit	(1,722,961)	(1,649,355)
TOTAL STOCKHOLDERS’ EQUITY	1,112,149	1,127,930
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,390,747	$2,508,601

Cloudera, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(33,205)	$(35,997)	$(73,606)	$(94,011)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	20,655	22,366	40,283	44,939
Non-cash lease expense	10,314	11,391	21,365	22,692
Stock-based compensation expense	58,549	46,617	117,173	100,055
Amortization of deferred contract costs	16,315	16,785	32,935	33,410
Other	1,745	1,604	2,927	5,126
Changes in assets and liabilities:
Accounts receivable	(46,860)	18,512	138,654	100,340
Prepaid expenses and other assets	6,342	4,102	2,565	14,628
Deferred contract costs	(13,413)	(11,667)	(22,176)	(22,290)
Accounts payable	644	(1,137)	(247)	(830)
Accrued compensation	11,325	11,766	2,757	(6,646)
Other accrued liabilities	(8,487)	(1,384)	(6,723)	(4,279)
Operating lease liabilities	(6,322)	(18,698)	(16,893)	(21,206)
Contract liabilities	(29,800)	(31,812)	(89,002)	(71,123)
Net cash (used in) provided by operating activities	(12,198)	32,448	150,012	100,805
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of marketable securities	(96,876)	(192,709)	(478,889)	(273,569)
Proceeds from sale of marketable securities	73,550	38,113	76,450	104,172
Maturities of marketable securities	89,389	86,916	210,243	123,710
Cash used in business combinations, net of cash acquired	(56,427)	—	(56,427)	—
Capital expenditures	(362)	(3,341)	(1,937)	(4,430)
Net cash provided by (used in) investing activities	9,274	(71,021)	(250,560)	(50,117)
CASH FLOWS FROM FINANCING ACTIVITIES
Repurchases of common stock	(10,143)	—	(29,088)	(25,974)
Principal repayment of debt	(1,250)	—	(2,500)	—
Taxes paid related to net share settlement of restricted stock units	(22,614)	(9,266)	(40,670)	(23,283)
Proceeds from employee stock plans	2,702	28,662	9,191	33,639
Net cash (used in) provided by financing activities	(31,305)	19,396	(63,067)	(15,618)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(797)	1,423	(982)	463
Net (decrease) increase in cash, cash equivalents and restricted cash	(35,026)	(17,754)	(164,597)	35,533
Cash, cash equivalents and restricted cash — Beginning of period	172,453	164,277	302,024	110,990
Cash, cash equivalents and restricted cash — End of period	$137,427	$146,523	$137,427	$146,523

Reconciliation of cash, cash equivalents and restricted cash as shown in the statement of cash flows:
	As of July 31,
	2021	2020
Cash and cash equivalents	$134,075	$143,171
Restricted cash included in Other assets	3,352	3,352
Total cash, cash equivalents and restricted cash	$137,427	$146,523

Cloudera, Inc.
Three Months Ended July 31, 2021
GAAP Results Reconciled to Non-GAAP Results
(in thousands, except percentage and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expense	Amortization of Acquired Intangible Assets	Non-GAAP
Cost of revenue- Subscription	$25,457	$(4,162)	$(2,058)	$19,237
Subscription gross margin	88%	2%	1%	91%
Cost of revenue- Services	19,516	(2,518)	—	16,998
Services gross margin	14%	11%	—%	25%
Gross profit	191,084	6,680	2,058	199,822
Total gross margin	81%	3%	1%	85%
Research and development	70,785	(22,506)	—	48,279
Sales and marketing	110,257	(16,024)	(16,725)	77,508
General and administrative	42,895	(13,339)	—	29,556
(Loss) income from operations	(32,853)	58,549	18,783	44,479
Operating margin	(14)%	25%	8%	19%
Net (loss) income	(33,205)	58,549	18,783	44,127
Net (loss) income per share, basic	(0.11)	0.20	0.06	0.15
Net (loss) income per share, diluted (1)	$(0.11)	$0.20	$0.06	$0.15
(1) See below for a reconciliation of weighted-average shares outstanding used to calculate non-GAAP net income per share

Cloudera, Inc.
Three Months Ended July 31, 2020
GAAP Results Reconciled to Non-GAAP Results
(in thousands, except percentage and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expense	Amortization of Acquired Intangible Assets	Non-GAAP
Cost of revenue- Subscription	$27,929	$(3,684)	$(3,080)	$21,165
Subscription gross margin	85%	2%	2%	89%
Cost of revenue- Services	21,710	(3,004)	—	18,706
Services gross margin	5%	13%	—%	18%
Gross profit	164,697	6,688	3,080	174,465
Total gross margin	77%	3%	1%	81%
Research and development	62,304	(17,057)	—	45,247
Sales and marketing	105,760	(14,031)	(16,596)	75,133
General and administrative	33,167	(8,841)	—	24,326
(Loss) income from operations	(36,534)	46,617	19,676	29,759
Operating margin	(17)%	22%	9%	14%
Net (loss) income	(35,997)	46,617	19,676	30,296
Net (loss) income per share, basic	(0.12)	0.15	0.07	0.10
Net (loss) income per share, diluted (1)	$(0.12)	$0.15	$0.07	$0.10
(1) See below for a reconciliation of weighted-average shares outstanding used to calculate non-GAAP net income per share

Cloudera, Inc.
Reconciliation of weighted-average shares used for non-GAAP net income per share
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2021	2020
Weighted-average shares, basic	294,330	300,103
Effect of dilutive securities:
Stock options, unvested restricted stock units and ESPP	9,790	12,592
Weighted-average shares, diluted	304,120	312,695

Use of Non-GAAP Financial Information

In addition to the reasons stated under “Non-GAAP Financial Measures” above, which are generally applicable to each of the items we exclude from our non-GAAP financial measures, we believe it is appropriate to exclude or give effect to certain items for the following reasons:

•Stock-based compensation expense. We exclude stock-based compensation expense from our non-GAAP financial measures consistent with how we evaluate our operating results and prepare our operating plans, forecasts and budgets. Further, when considering the impact of equity award grants, we focus on overall stockholder dilution rather than the accounting charges associated with such equity grants. The exclusion of the expense facilitates the comparison of results and business outlook for future periods with results for prior periods in order to better understand the long-term performance of our business.

•Amortization of acquired intangible assets. We exclude the amortization of acquired intangible assets from our non-GAAP financial measures. Although the purchase accounting for an acquisition necessarily reflects the accounting value assigned to intangible assets, our management team excludes the GAAP impact of acquired intangible assets when evaluating our operating results. Likewise, our management team excludes amortization of acquired intangible assets from our operating plans, forecasts and budgets. The exclusion of the expense facilitates the comparison of results and business outlook for future periods with results for prior periods in order to better understand the long-term performance of our business.

•Extraordinary non-cash real estate impairment charges. We exclude extraordinary non-cash real estate impairment charges from our non-GAAP financial measures. Extraordinary non-cash real estate impairment charges relate to charges that we incur as a result of activities with respect to our leased office locations. The exclusion of the impairment charges facilitates the comparison of results and business outlook for future periods with results for prior periods in order to better understand the long-term performance of our business.

Investor Relations Contact:
Kevin Cook
investor-relations@cloudera.com
(650) 644-3900

Media Contact:
Madge Miller
press@cloudera.com
(888) 789-1488